EXHIBIT 32
                                                                      ----------


                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                 Pursuant to 18 United States Code Section 1350,
      as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Leonard F. Leganza, the Chief Executive Officer of The Eastern Company (the "Company") and John L. Sullivan III, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

1) The Company's Annual Report on Form 10-K for the period ended December 31, 2005, and to which this certification is attached as Exhibit 32 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


In Witness Whereof, the undersigned have set their hands hereto as of the 20th day of March, 2006.

                                       /s/ Leonard F. Leganza
                                       ----------------------
                                       Leonard F. Leganza
                                       CEO


                                       /s/ John L. Sullivan III
                                       ------------------------
                                       John L. Sullivan III
                                       CFO


  A signed original of this written statement required by Section 906 has been provided to The Eastern Company and will be retained by The Eastern Company and furnished to the Securities and Exchange Commission or its staff upon request.

  This certification "accompanies" the Form 10-K to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K, irrespective of any general incorporation language contained in such filing.)




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